PROVISIONS (Tables)	12 Months Ended
Dec. 31, 2021
Provision for onerous contracts [Abstract]
Disclosure of detailed information about provision for onerous contract [Text Block]

	2021	2020
	US$’000	US$’000

Provision for onerous contracts (i)	1,019	80
	1,019	80

(i)
Provision for onerous contracts represents the present value of the future charter payments of short-term leases that the Group is presently obligated to make under non-cancellable onerous operating charter agreements and contracts of affreightment, less charter revenue expected to be earned on the charter.  The estimate may vary as a result of changes to ship running costs and charter and freight revenue

Disclosure of detailed information about analysis of provision for onerous contract Text block [Text Block]
Analysis of provision for onerous contracts:
Balance at 1 January	80	405
Provision raised	1,019	-
Released to profit or loss	(80)	(325)
Balance at 31 December	1,019	80